March 15, 2007 Amendment and Allonge
to Convertible Line of Credit Note dated as of June 8, 2006
from Brightec, Inc. f/k/a Advanced Lumitech, Inc.
to Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust

This Amendment and Allonge is made as of this 15th day of March, 2007 to a certain $750,000 Convertible Credit Note dated as of June 8, 2006 (the "Note") from Brightec, Inc., f/k/a Advanced Lumitech, Inc., a Nevada corporation with a place of business at 8C Pleasant Street S., Natick, Massachusetts 01760 (the "Borrower") to Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust, a Massachusetts nominee trust established under Declaration of Trust dated June 8, 2006, and with a place of business at 38 Glen Avenue, Newton, Massachusetts 02459 (the "Lender").

For good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Note shall be and is hereby amended to reflect the Lender's agreement to extend the Maturity Date of Note from June 8, 2007 to July 15, 2007 by deleting the phrase *"on or before the date which is twelve (12) months from the date hereof ("Maturity Date ")"* as it appears in the first paragraph of the Note, and substituting in its place the following phrase: *"on or before July 15, 2007 ("Maturity Date")*.

2. The Borrower certifies that there are no defenses, offsets or counterclaims as of the date hereof to its obligations under the Note. The Borrower further agrees and acknowledges that the Note as amended hereby shall continue to be secured pursuant to the Loan Agreement and that the Note as so amended shall remain enforceable against the Borrower in accordance with its terms.

3. This Amendment and Allonge shall be executed in two or more original counterparts, and an original counterpart shall be appended to the Note. Except as stated herein and/or amended hereby, all other terms, conditions and provisions of the Note shall remain in full force and effect.

EXECUTED as a sealed instrument as of the date first above written.

WITNESS:

ADVANCED LUMITECH, INC.

By: ______________________
Patrick Planche

WITNESS:

ROSS/FIALKOW CAPITAL PARTNERS LLP,
TRUSTEE OF BRIGHTEC CAPITAL TRUST

By: ______________________
Jeffrey P. Ross, Manager

AMENDMENT
DATED AS OF MARCH 15, 2007, TO
LOAN AND SECURITY AGREEMENT
DATED AS OF JUNE 8, 2006 BETWEEN
ROSS/FIALKOW CAPITAL PARTNERS LLP, TRUSTEE OF
BRIGHTEC CAPITAL TRUST
AND
BRIGHTEC, INC.

This Amendment is entered into as of this 15th day of March, 2007 by and between Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust, a Massachusetts nominee trust established under Declaration of Trust dated June 8, 2006, and with a place of business at 38 Glen Avenue, Newton, Massachusetts 02459 (the "Lender") and Brightec, Inc., f/k/a Advanced Lumitech, Inc., a Nevada corporation with a place of business at 8C Pleasant Street S., Natick, Massachusetts 01760 (the "Borrower").

WHEREAS, the Lender and the Borrower are parties to a certain Loan and Security Agreement dated as of June 8, 2006 as previously amended by an Amendment, Consent and Waiver Agreement dated as of June 30, 2006 (the "Loan Agreement"), pursuant to which the Lender has established a $750,000 line of credit facility for the Borrower; and

WHEREAS, the Parties have agreed that the Loan Agreement shall be amended (i) to extend the Termination Date set forth in Section 1.6 of the Loan Agreement to July 15, 2007, and (ii) to extend the date by which the Borrower is obligated to have filed its SI Registration with the SEC as set forth in Sections 4.7 and 8.1 of the Loan Agreement from December 31, 2006 to July 15, 2007.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows (with any capitalized term not otherwise defined herein having the meaning ascribed to them in the Loan Agreement):

1. Extension of Line of Credit Termination Date to July 15, 2007. The Loan Agreement shall be and hereby is amended to extend the Termination Date set forth in Section 1.6 of the Loan Agreement to July 15, 2007, and the Borrower and the Lender agree to execute an Amendment and Allonge to the Note in the form provided by Lender to similarly extend the Maturity Date of the Note.

2. Extension of SI Registration Date to July 15, 2007. The second sentence of Section 4.7 of the Loan Agreement is hereby restated in its entirety to provide for an extension (effective as of and retroactive to December 31, 2006) of its obligation to file its SI Registration to July 15, 2007, as follows:

"On or before July 15, 2007, the Borrower shall have filed a registration statement on Form S-1 with respect to all common stock as to which the Borrower has obligations to file a registration statement for such common stock."

In addition, subclause (o) of Section 8.1 of the Loan Agreement is hereby restated in its entirety to conform to the foregoing extension, as follows:

"o) the Borrower's failure to submit its S1 SEC registration by July 15, 2007; or"

3. <u>No Default</u> Taking into account the amendments set forth herein, the Borrower represents that all of the representations and warranties made by the Borrower in the Loan Agreement are true and correct on the date hereof as if made on and as of this date, and that no Event of Default under the Loan Agreement has occurred and is continuing.

4. <u>Ratification of Obligations.</u> The Borrower (i) reaffirms and ratifies its Obligations to the Lender under the Loan Agreement as amended hereby and under all Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims as of the date hereof to the Obligations, (iii) confirms and ratifies its continuing grant of security interests in the Collateral granted by Borrower to and in favor of the Lender as set forth in the Loan Agreement, and (iv) agrees that the Loan Agreement as amended hereby and all other Loan Documents shall remain in full force and effect, enforceable in accordance with their respective terms.

This Amendment shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

WITNESS:

ADVANCED LUMITECH, INC.

By: ______________________
Patrick Planche

WITNESS:

ROSS/FIALKOW CAPITAL PARTNERS LLP,
TRUSTEE OF BRIGHTEC CAPITAL TRUST

By: ______________________
Jeffrey P. Ross, Manager

GUARANTOR CONSENT AND RATIFICATION OF GUARANTY

The undersigned Guarantor hereby this 15th day of March, 2007 consents to the aforesaid Amendment and ratifies, reaffirms and confirms its unlimited Guaranty of the payment and performance of all obligations of Brightec, Inc. to Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust whether now existing or hereafter arising, including all Obligations under the Loan Agreement and Note as hereby amended, and further confirms that all collateral granted to secure its Guaranty shall continue to secure all such Obligations.

BRIGHTEC, S.A.

By: ____________________
Patrick Planche, President and Director